Exhibit 99.2

WJB

WJB CAPITAL GROUP, INC.
Member NYSE, FINRA, SIPC

BELFB FACTSHEET

WJB CAPITAL CORPORATE ACCESS

Charles Moreau
Director, Corporate Access
cmoreau@wjbcap.com
602.938.0088

Bel Fuse Inc. (Cl B) (BELFB)

Price (02/25/11)	$22.05	Dividend Yield	1.27%
Market Cap (mm)	$258.0	Fwd P/E	13.6x
Avg Daily Vol (k)	28.9	Price/Book	1.2x
52 Wk H/L	26.77/ 16.27	Price/Sales	0.9x
Beta	1.80	EV/Sales	0.9x
5 Year EPS Growth	-	EV/EBITDA	11.1x

Source: FactSet Fundamentals. PE and 5 Yr Growth based on consensus forward estimates; rest on LTM.

Colin Dunn, CFO

Date	City
Wednesday, March 30	New York
Thursday, March 31	Boston

Bel Fuse, Inc. (New Jersey) designs, manufactures and sells products used in networking, telecommunications, high speed data transmission and consumer electronics. The company's products include magnetic components and connector modules with combinations of RJ45 and USB connectors for signal delay, signal timing, signal conditioning, filtering, electro-magnetic interference suppression and miniature micro and chip fuses for supplementary circuit protection in televisions, VCRs, computers and transformers. Bel Fuse was founded in 1949 and is headquartered in Jersey City, NJ.

Source: FactSet

Sector	Electronic Technology
Industry	Electronic Components

1 YEAR PRICE PERFORMANCE *Source: FactSet*

30
25
20
15
120
100
80
60
40
20
0
2/22/10
4/30/10
7/09/10
9/16/10
11/23/10
2/02/11
Volume
BELFB
30 per. Mov. Avg. (BELFB)

INVESTMENT HIGHLIGHTS

- Revenue breakdown: Asia - 45%, 3 manufacturing sites and 3 design centers; Americas - 40%, 6 manufacturing sites and 5 design centers; Europe - 15%, 2 plants and 3 design centers.
- Approximately 40% of sales come from Bel's magnetics segment, 35% come from interconnect, 20% from modules, and the remaining 5% from circuit protection.
- BELFB ended the last quarter with $85 million in cash and effectively no debt, which leaves it well positioned to pursue additional acquisitions. Management noted that they are in active discussions on potential acquisitions.
- On January 29, 2010, Bel Fuse completed the acquisition of Cinch Connectors (Cinch) from Safran S.A. For over 60 years, Cinch has been a supplier of quality connector and interconnect products to the computer (14%), telecom (14%), aerospace military (59%) and transportation (13%) industries. Cinch has long-standing strategic partnerships with some of the largest companies in the world, including Boeing, Avaya, Raytheon, John Deere and Sun Microsystems.
- On February 28, 2010, Bel Fuse offered to purchase all outstanding shares of Pulse Electronics Corporation (PULS). Management expects that the combination will create a more competitive global business through lower operating costs, a wider product portfolio, and a stronger platform of engineering capabilities.
- Bel Fuse is the only company offering a complete range of interconnect, circuit protection, and power conversion technologies (see chart).

	Circuit Protection	Power Modules	Interconnect Assemblies	Magnetics
Bel Fuse	✓	✓	✓	✓
Bourns (Private)	✓			✓
Bussman (Cooper, CBE)	✓			✓
Littelfuse (LFUS)	✓			
Epcos (TDK Corp, TTDKY)	✓	✓		
Vishay (VSH)	✓			✓
Molex (MOLX)	✓		✓	
Power One (PWER)		✓		
Murata (MRAAY)		✓		
Tyco (TEL)	✓		✓	✓

Source: Company Press Release, Company Presentations

FINANCIALS *Source: FactSet Fundamentals, Company filings for non-GAAP figures*

Size & Growth
350
300
250
200
150
100
50
0
80%
60%
40%
20%
0%
-20%
-40%
12/2006
12/2007
12/2008
12/2009
12/2010
Enterprise Value
Revenue
Revenue Growth

Profitability
50%
40%
30%
20%
10%
0%
-10%
-20%
12/2006
12/2007
12/2008
12/2009
12/2010
Gross Margin
Non-GAAP Net Margin

Leverage & Coverage
100%
80%
60%
40%
20%
0%
8.00x
7.00x
6.00x
5.00x
4.00x
3.00x
2.00x
1.00x
0.00x
Bel Fuse has no debt
12/2006
12/2007
12/2008
12/2009
12/2010
LTD/ TD + Stkhldr's Equity
STD/ TD + Stkhldr's Equity
Current Ratio

COMPANY COMPARABLES

Company		Market Cap (mm)	Fwd P/E	5 Yr EPS Growth	Div Yld %	P/ Sales	EV/ EBITDA
Bel Fuse Inc. (Cl B)	BELFB	$258.0	13.3	-	1.27%	0.9	11.14
Tyco Electronics Ltd	TEL	$15,859.0	11.5	15.0%	1.79%	1.3	7.52
Cooper Industries PLC (Cl A)	CBE	$10,393.4	16.9	15.0%	1.71%	2.1	12.98
TDK Corp. ADS	TTDKY	$8,616.8	15.3	70.1%	1.43%	0.9	5.62
Molex Inc	MOLX	$4,822.4	15.2	11.7%	2.25%	1.4	8.38
Vishay Intertechnology Inc.	VSH	$2,938.0	9.0	12.0%	0.00%	1.1	4.07
Littelfuse Inc.	LFUS	$1,147.4	13.2	13.0%	0.00%	1.9	6.72
Power-One Inc.	PWER	$967.5	7.0	27.2%	0.00%	0.9	2.95
Pulse Electronics Corp.	PULS	$224.5	30.0	20.0%	1.85%	0.5	-

Source: FactSet Fundamentals. PE and 5 Yr Growth based on forward consensus estimates; rest on LTM

ANALYST RECOMMENDATIONS *Source: First Call*

BUY
HOLD
SELL
1 Analyst(s)
1 Analyst(s)

Important disclosures found on page 2 of this report

WJB Capital Inc. • 60 Broad Street • 34th Floor • New York, NY 10004 • (646) 344 4300 • corpaccess@wjbcap.com

WJB
WJB CAPITAL GROUP, INC.
Member NYSE, FINRA, SIPC

BELFB FACTSHEET
WJB CAPITAL CORPORATE ACCESS

Charles Moreau
Director, Corporate Access
cmoreau@wjbcap.com
602.938.0088

Disclosures

The material prepared by WJB Capital Group, Inc. ("WJB"), a registered U.S. broker-dealer, employs appropriate expertise, and WJB believes that it fairly and accurately represents the subject matter reported upon and is not misleading. THIS IS NOT A REPORT OR OPINION ABOUT THE SUBJECT COMPANY, SECTOR, or INDUSTRY GROUP AND IS NOT DEEMED RELIABLE FOR INVESTMENT DECISIONS. WJB accepts no liability for any loss resulting from the use of the material presented in this report, except that this disclaimer of liability does not apply to the extent that such disclaimer may be prohibited by specific statutes, laws or regulations applicable to WJB. This report is not to be relied upon in substitution for the exercise of independent judgment. WJB may have issued and may in the future issue other reports that are inconsistent with, and which reach different conclusions than, the information presented in this report.

WJB's Corporate Access program acts as an unbiased conduit to foster relationships between corporate management teams of various public and private companies and our institutional customers. As such, we routinely sponsor management non-deal roadshows, investor field trips, meetings, and conferences offering opportunities for institutional investors and corporate management teams to meet behind closed doors. We have not received any compensation by the corporate issuers for any involvement in this program. Any information contained in our event marketing has been acquired through publicly available sources and/or the corporate entity. Any research provided by WJB is not linked to investment banking or other services provided to corporate issuers. From time to time, analysts at WJB may write or verbally express their opinions on the company or its shares but such information is not part of our Corporate Access program. Information barriers have been employed in order to separate our corporate access business from other business lines and from our analysts.

Various strategists employed by WJB or one of its third party and/or independent research/information providers may have opinions, ratings, or price targets that are not consistent with information in this report. Their work, opinions, findings, and/or recommendations may not be consistent with this publication and are completely independent.

This communication is neither an offer to sell nor a solicitation of an offer to buy or sell any securities mentioned herein. This publication is confidential and for the information of the addressee only and may not be reproduced in whole or in part, nor copies circulated to another party, without the prior written consent of WJB.

Our salespeople, traders, and other professionals may provide oral or written commentary or trading strategies to our clients that reflect opinions that are their own and are contrary to the opinions expressed in WJB Capital Group's research.

FOR INSTITUTIONAL USE ONLY; NOT FOR USE WITH THE GENERAL PUBLIC

Additional information regarding the contents of this publication will be furnished upon request.

WJB Capital Inc. • 60 Broad Street • 34th Floor • New York, NY 10004 • (646) 344 4300 • corpaccess@wjbcap.com

ABOUT BEL FUSE INC.

Bel (www.belfuse.com) and its divisions are primarily engaged in the design, manufacture, and sale of products used in networking, telecommunications, high-speed data transmission, commercial aerospace, military, transportation, and consumer electronics. Products include magnetics (discrete components, power transformers and MagJack® connectors with integrated magnetics), modules (DC-DC converters, integrated analog front-end modules and custom designs), circuit protection (miniature, micro and surface mount fuses) and interconnect devices (micro, circular and filtered D-Sub connectors, passive jacks, plugs and high-speed cable assemblies). Bel operates facilities around the world.

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. No tender offer for the shares of Pulse Electronics Corporation (“Pulse Electronics”) has commenced at this time. In connection with Bel’s proposed business combination with Pulse Electronics, Bel may file tender offer documents with the U.S. Securities and Exchange Commission (“SEC”). Any definitive tender offer documents will be mailed to shareholders of Pulse Electronics. INVESTORS AND SECURITY HOLDERS OF PULSE ELECTRONICS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Bel through the web site maintained by the SEC at http://www.sec.gov.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Bel, together with the other Participants (as defined below), has made a preliminary filing with the SEC of a proxy statement (the “Preliminary Proxy Statement”) and accompanying GOLD proxy card to be used to solicit proxies for the election of its slate of director nominees at the 2011 annual meeting of shareholders of Pulse Electronics.

BEL STRONGLY ADVISES ALL SHAREHOLDERS OF PULSE ELECTRONICS TO READ THE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  SUCH PROXY STATEMENT ANG GOLD PROXY CARD WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.

The Participants in the proxy solicitation are anticipated to be Bel, Bel Ventures Inc. (“Bel Ventures”), Timothy E. Brog and James Dennedy and the officers, directors and employees of Bel listed on Schedule I of the Preliminary Proxy Statement (collectively, the “Participants”). As of the date hereof, the Participants collectively own an aggregate of 341,725 shares of Pulse Electronics Common Stock, consisting of the following: (1) 368 shares owned directly by Bel and (2) 341,357 shares owned directly by Bel Ventures.

FORWARD-LOOKING STATEMENTS

Except for historical information contained in this presentation, the matters discussed in this presentation are forward-looking statements that involve risks and uncertainties. Among the factors that could cause actual results to differ materially from such statements are: the market concerns facing our customers; the continuing viability of sectors that rely on our products; the effects of business and economic conditions; capacity and supply constraints or difficulties; product development, commercializing or technological difficulties; the regulatory and trade environment; risks associated with foreign currencies; uncertainties associated with legal proceedings; the market's acceptance of our new products and competitive responses to those new products; and the risk factors detailed from time to time in our SEC reports. In light of the risks and uncertainties, there can be no assurance that any forward-looking statement will in fact prove to be correct. We undertake no obligation to update or revise any forward-looking statements.